UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2015

Guidewire Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 East Hillsdale Blvd., Suite 800

Foster City, CA 94404

(Address of principal executive offices, including zip code)

(650) 357-9100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 2, 2015, Guidewire Software, Inc. (the “Company”) announced that Karen Blasing is retiring as Chief Financial Officer, effective as of March 5, 2015. Ms. Blasing plans to continue to serve as an employee for a period of several months. Ms. Blasing’s retirement is not the result of any disagreement or dispute with the Company.

(c) On March 5, 2015, Richard Hart, age 50, was appointed as the Company’s new Chief Financial Officer. From March 2004 to November 2013, Mr. Hart served as Managing Director at Deutsche Bank, an investment bank. From 1999 to 2004, Mr. Hart served as an investment banker at Credit Suisse First Boston, an investment bank, most recently as Managing Director. Mr. Hart holds a J.D. degree from New York University School of Law and a B.A. in Physics from the University of Pennsylvania.

There are no arrangements or understandings between Mr. Hart and any other persons pursuant to which he was appointed as the Chief Financial Officer of the Company. There are no family relationships between Mr. Hart and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Hart pursuant to Item 404(a) of Regulation S-K.

The Company will also enter into its standard form of Executive Agreement and standard form of Indemnification Agreement with Mr. Hart. The employment arrangement with Mr. Hart provides for, among other things, (i) a base salary of $350,000 with a target bonus of $175,000, (ii) a grant of an option to purchase 18,000 shares of the Company’s common stock and (iii) an award of 53,000 restricted stock units.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1*	Form of Indemnification Agreement between the Registrant and each of its directors and executive officers

10.2+	Form of Executive Agreement

*	Incorporated by reference from Exhibit 10.1 to Form S-1/A dated October 28, 2011.
+	Incorporated by reference from Exhibit 10.6 to Form 10-K dated September 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2015

GUIDEWIRE SOFTWARE, INC.

By:	/s/ Marcus Ryu
Marcus Ryu
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Form of Indemnification Agreement between the Registrant and each of its directors and executive officers

10.2+	Form of Executive Agreement

*	Incorporated by reference from Exhibit 10.1 to Form S-1/A dated October 28, 2011.
+	Incorporated by reference from Exhibit 10.6 to Form 10-K dated September 17, 2014.